EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE FLOATING-RATE FUND
EATON VANCE FLOATING-RATE & HIGH INCOME FUND
EATON VANCE GOVERNMENT OBLIGATIONS FUND
EATON VANCE HIGH INCOME FUND
EATON VANCE INCOME FUND OF BOSTON
EATON VANCE LOW DURATION FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectuses dated March 1, 2006

1. All purchases of Class A shares of $1 million or more made on or after September 15, 2006, will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. In connection with such purchases, the principal underwriter will pay the investment dealer a sales commission equal to 1.00% of the purchase amount.

The following replaces the last row of the sales charge table and the related footnote in “Class A Front-End Sales Charge” under “Sales Charges ”:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

$1,000,000 or more	0.00**	0.00**	1.00%

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

2. The two paragraphs under the sales charge table in "Class A Front-End Sales Charge" under "Sales Charges" are deleted in their entirety.

3. The following replaces the second and third sentences in “Contingent Deferred Sales Charge” under “Sales Charges”:

Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.

4. For Eaton Vance Government Obligations Fund and Eaton Vance Low Duration Fund only, the following is added to “Investment Objectives & Principal Policies and Risks”:

Each Portfolio (excluding High Income Portfolio) may purchase securities on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterpart may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage. Government Obligations Portfolio and Investment Portfolio may each enter into forward commitments to purchase generic U.S. government agency MBS (“Generic MBS”), with the total amount of such outstanding commitments not to exceed 10% of the Portfolio’s total net assets. Government Obligations Portfolio and Investment Portfolio may each enter into forward commitments to sell Generic MBS, with the total amount of such outstanding commitments not to exceed 50% of the Portfolio’s MBS holdings.

5. For Eaton Vance Strategic Income Fund, the following is added to “Investment Objective & Principal Policies and Risks”:

Strategic Income Portfolio may purchase securities on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterpart may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage. Strategic Income Portfolio may each enter into forward commitments to purchase generic U.S. government agency MBS (“Generic MBS”), with the total amount of such outstanding commitments not to exceed 10% of Strategic Income Portfolio’s total net assets. Strategic Income Portfolio may each enter into forward commitments to sell Generic MBS, with the total amount of such outstanding commitments not to exceed 50% of Strategic Income Portfolio’s MBS holdings.

September 13, 2006	COMBINCPS